Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of BluePhoenix Solutions Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shimon Bar-Kama, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2012	/s/ Shimon Bar-Kama
Shimon Bar-Kama
Chief Executive Officer
(Principal Executive Officer)